SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549-1004





                                    FORM 8-K
                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



          Date of Report
(Date of earliest event reported) June 3, 2003
                                  ------------




                           GENERAL MOTORS CORPORATION
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)




      STATE OF DELAWARE                 1-143                 38-0572515
----------------------------   -----------------------    -------------------
(State or other jurisdiction   (Commission File Number)   (I.R.S. Employer
 of incorporation)                                        Identification No.)




300 Renaissance Center, Detroit, Michigan                    48265-3000
--------------------------------------------                 ----------
  (Address of principal executive offices)                   (Zip Code)







Registrant's telephone number, including area code       (313) 556-5000
                                                         --------------

ITEM 5.  OTHER ITEMS

On June 3, 2003, General Motors Corporation (GM) issued a news release announcing May sales. The release is as follows:

                  GM Reports May Sales of 435,495, Up 4 Percent
        Trucks Establish New Industry Record For Second Consecutive Month
       Full-Size Pickups Up 14.5 Percent and Total Utilities Up 24 percent

DETROIT - General Motors Corp. dealers sold 435,495 new cars and trucks in May in the United States, up 4 percent compared with May 2002. GM's overall truck sales (258,165) were up 13 percent over a year ago, establishing a new industry record for the month. Car sales (177,330) were down 7 percent from the year-ago level.

 "May was unique in terms of competitive incentives and cautious consumer attitudes," said John Smith, group vice president of GM North America Vehicle Sales, Service and Marketing. "Still, we're pleased with our sales compared to last month and a year ago and our record sales performance in utility vehicles. In addition, we continue to post strong sales in key areas of our business, including full-size pickups and luxury vehicles -- Cadillac, Saab and HUMMER. Building on these successes, GM intends to grow the quality and quantity of our market share by continuing to offer great values to new vehicle buyers," Smith said.

GM Truck Sales

GM established a new industry truck sales record for May delivering 258,165 units, up 13 percent. GM posted industry record utility vehicle sales for May with 114,899 units, a 25,455-unit increase over the previous record set in May 2002. Medium utilities (54,076) increased 36 percent, driven by increases for GMC Envoy, up 83 percent, and Chevrolet Trailblazer, up 59 percent. GM also posted record May sales for large luxury utilities with 7,830 deliveries. GMC sales were up 16 percent over year-ago levels on the strong sales of the Sierra, up 9 percent, and record utility sales, up 44.5 percent. Chevrolet truck sales were up 10 percent over last year, with Chevrolet full-size pickups improving 16 percent.

GM Car Sales

Despite a decline in overall car sales, GM continued to post strong sales results in May in key segments. GM mid-size passenger car sales increased 16 percent from the previous year driven by record sales of Chevrolet Impala. Saab posted record sales for May (4,702), 13 percent above the year-ago period, the result of strong 9-3 sales, which were up 55 percent from May 2002. Cadillac CTS sales improved 29 percent.

Certified Used Vehicles

GM's industry-leading certified used vehicle program had a solid month in May with approximately 43,636 total certified used vehicle sales, including the Cadillac, Saturn and Saab certified brands. The GM Certified Used Vehicle brand alone sold 36,394 vehicles, which is 28 percent higher than last year. "Our certified used program had another very good month," Smith said. "We continue to widen our lead in the industry each month and are confident that we will maintain that leadership position."

GM Announces May Production Results, Revised Q2 and Initial Q3 2003 Production Forecasts

In May, GM North America produced 491,000 vehicles (200,000 cars and 291,000 trucks), compared with 552,500 vehicles (244,000 cars and 308,500 trucks) produced in May 2002. (Production totals include joint venture production of 12,500 vehicles in May and 11,900 vehicles in May 2002.)

GM's revised 2003 second-quarter production forecast for North America is 1.37 million vehicles (540,000 cars and 830,000 trucks), down 20,000 vehicles from last month's guidance of 1.39 million units. This reduction is attributed to production lost at GM's Oklahoma City assembly plant as a result of extensive tornado damage on May 8. Regular production is scheduled to resume on June 30. In the second quarter of 2002, GM North America built 1.553 million vehicles (688,000 cars, 865,000 trucks).

GM's initial 2003 third-quarter production forecast for North America is 1.225 million units (499,000 cars and 726,000 trucks), down approximately 6 percent from 2002 third-quarter production of 1.307 million units (567,000 cars and 740,000 trucks). This forecast includes previously unplanned production scheduled at Oklahoma City during GM's annual two-week summer shutdown.

GM also announced current 2003 second-quarter production forecasts and initial third-quarter production forecasts for its international regions:

GM Europe - The region's current second-quarter production forecast is 489,000 vehicles, up 1,000 vehicles from last month's forecast. GM Europe built 453,000 vehicles in the second-quarter of 2002. The region's initial third-quarter production forecast is 423,000 vehicles. GM Europe built 408,000 vehicles in the third quarter of 2002.

GM Asia Pacific - GM Asia Pacific's revised second-quarter forecast is 84,000 vehicles, up 2,000 vehicles from last month's forecast of 82,000. GM Asia Pacific built 74,000 vehicles in the second quarter of 2002. The region's initial third-quarter production forecast is 103,000 vehicles. In the third quarter of 2002, the region built 87,000 vehicles.

GM Latin America, Africa and the Middle East - The region's second-quarter production forecast is 135,000 units, down 14,000 vehicles from last month's guidance. The region built 141,000 vehicles in the second quarter of 2002. The region's initial third quarter production forecast is 157,000 vehicles. The region built 132,000 vehicles in the third-quarter of 2002.

General Motors Corp. (NYSE: GM), the world's largest vehicle manufacturer, employs 342,000 people globally in its core automotive business and subsidiaries. Founded in 1908, GM has been the global automotive sales leader since 1931. GM today has manufacturing operations in 32 countries and its vehicles are sold in more than 190 countries. In 2002, GM sold more than 8.6 million cars and trucks, nearly 15 percent of the global vehicle market. GM's global headquarters is at the GM Renaissance Center in Detroit. More information on GM and its products can be found on the company's consumer website at www.gm.com.

Note: GM sales and production results are available on GM Media OnLine at http://media.gm.com by clicking on News, then Sales/Production. In this press release and related comments by General Motors management, our use of the words "expect," "anticipate," "estimate," "forecast," "objective," "plan," "goal" and similar expressions is intended to identify forward looking statements. While these statements represent our current judgment on what the future may hold, and we believe these judgments are reasonable, actual results may differ materially due to numerous important factors that are described in GM's most recent report on SEC Form 10-K (at page 11-15, 16) which may be revised or supplemented in subsequent reports on SEC Forms 10-Q and 8-K. Such factors include, among others, the following: changes in economic conditions, currency exchange rates or political stability; shortages of fuel, labor strikes or work stoppages; market acceptance of the corporation's new products; significant changes in the competitive environment; changes in laws, regulations and tax rates; and, the ability of the corporation to achieve reductions in cost and employment levels to realize production efficiencies and implement capital expenditures at levels and times planned by management.

                                      # # #

Detroit -- General Motors dealers in the United States today reported the following vehicle sales:
-------------------------------------------------------------------------------

                                                     Calendar Year-to-Date
                                  May                   January - May
                      ---------------------------------------------------------
 Curr S/D:   27                           % Chg
 Prev S/D:   26         2003       2002  per S/D     2003       2002      %Chg
-------------------------------------------------------------------------------
Vehicle Total          435,495   403,036    4.1   1,854,592   1,955,280   -5.1
-------------------------------------------------------------------------------
Car Total              177,330   183,566   -7.0     787,311     844,566   -6.8
-------------------------------------------------------------------------------
Truck Total            258,165   219,470   13.3   1,067,281   1,110,714   -3.9
-------------------------------------------------------------------------------
Light Truck Total      254,210   215,605   13.5   1,051,190   1,093,846   -3.9
-------------------------------------------------------------------------------
Light Vehicle Total    431,540   399,171    4.1   1,838,501   1,938,412   -5.2
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
           Market Division
           Vehicle Total                              Calendar Year-to-Date
                                  May                    January - May
                      ---------------------------------------------------------
                                          % Chg
                        2003       2002  per S/D     2003     2002        %Chg
-------------------------------------------------------------------------------
Buick                   30,126    32,934  -11.9     138,804     150,817   -8.0
Cadillac                16,171    15,158    2.7      80,386      69,934   14.9
Chevrolet              250,383   219,787    9.7   1,024,432   1,101,816   -7.0
GMC                     52,422    43,493   16.1     210,488     215,990   -2.5
HUMMER                   2,960        45  ***.*      14,482         227  ***.*
Oldsmobile              13,231    10,462   21.8      56,722      67,377  -15.8
Other - Isuzu            1,182     1,265  -10.0       5,147       5,596   -8.0
Pontiac                 38,540    47,344  -21.6     182,198     215,841  -15.6
Saab                     4,702     4,002   13.1      20,554      16,577   24.0
Saturn                  25,778    28,546  -13.0     121,379     111,105    9.2
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Sales of Domestically Produced Vehicles
-------------------------------------------------------------------------------
Car                    172,628   179,554   -7.4     766,742     827,782   -7.4
-------------------------------------------------------------------------------
Light Truck            254,210   215,605   13.5   1,051,190   1,093,846   -3.9
-------------------------------------------------------------------------------

Twenty-seven selling days for the May period this year and twenty-six for last year.

*American Isuzu Motors, Inc., dealer sales of commercial vehicles distributed by General Motors Corporation as reported to General Motors by American Isuzu Motors, Inc.

                                      2-1P
                       GM Car Deliveries - (United States)
                                    May 2003
-------------------------------------------------------------------------------
                                                      Calendar Year-to-Date
                         (1)       May                   January - May
                         ------------------------------------------------------
                                          %Chg
                          2003     2002   per S/D      2003      2002    %Chg
                         ------------------------------------------------------
       Selling Days (S/D)  27      26
-------------------------------------------------------------------------------

Century                  5,988    11,424  -49.5      44,237      52,496  -15.7
LeSabre                 11,538    12,858  -13.6      42,805      50,552  -15.3
Park Avenue              2,992     3,451  -16.5      11,249      12,926  -13.0
Regal                    3,262     1,655   89.8      10,639      10,350    2.8
Riviera                      0         0  ***.*           0           0  ***.*
      Buick Total       23,780    29,388  -22.1     108,930     126,324  -13.8
-------------------------------------------------------------------------------
Catera                       0        10  ***.*          15         207  -92.8
CTS                      4,651     3,473   29.0      21,358      11,237   90.1
DeVille                  4,866     5,188   -9.7      28,184      27,909    1.0
Eldorado                    11       680  -98.4         179       3,055  -94.1
Seville                  1,773     1,524   12.0       9,494       8,967    5.9
     Cadillac Total     11,301    10,875    0.1      59,230      51,375   15.3
-------------------------------------------------------------------------------
Camaro                      93     2,901  -96.9         839      13,980  -94.0
Cavalier                23,504    29,542  -23.4      94,133     114,898  -18.1
Corvette                 2,441     3,049  -22.9      14,674      12,899   13.8
Impala                  29,298    13,451  109.7     112,570      78,903   42.7
Lumina                       0         5  ***.*          15          29  -48.3
Malibu                  14,846    11,051   29.4      65,259      66,661   -2.1
Metro                        0         1  ***.*           1          12  -91.7
Monte Carlo              5,568     4,478   19.7      25,849      24,952    3.6
Prizm                        0     1,997  ***.*          16      10,826  -99.9
    Chevrolet Total     75,750    66,475    9.7     313,356     323,160   -3.0
-------------------------------------------------------------------------------
Alero                   10,092     5,519   76.1      43,223      39,508    9.4
Aurora                     319     1,154  -73.4       1,964       4,556  -56.9
Cutlass                      0         0  ***.*           0           0  ***.*
Eighty Eight                 0         0  ***.*           0           0  ***.*
Intrigue                    87     1,201  -93.0         583       7,119  -91.8
    Oldsmobile Total    10,498     7,874   28.4      45,770      51,183  -10.6
-------------------------------------------------------------------------------
Bonneville               2,327     2,410   -7.0      11,296      13,428  -15.9
Firebird                   100     2,102  -95.4         710      10,072  -93.0
Grand Am                11,314    13,639  -20.1      55,002      67,141  -18.1
Grand Prix               8,938    10,664  -19.3      41,031      53,453  -23.2
Sunfire                  3,754     9,405  -61.6      15,154      34,203  -55.7
Vibe                     5,361     3,333   54.9      28,521       8,448  237.6
     Pontiac Total      31,794    41,553  -26.3     151,714     186,745  -18.8
-------------------------------------------------------------------------------
9-3                      3,658     2,267   55.4      15,281      10,625   43.8
9-5                      1,044     1,735  -42.1       5,273       5,952  -11.4
       Saab Total        4,702     4,002   13.1      20,554      16,577   24.0
-------------------------------------------------------------------------------
ION                     10,132         0  ***.*      44,158           0  ***.*
Saturn L Series          8,945     8,756   -1.6      37,368      35,250    6.0
Saturn S Series            428    14,643  -97.2       6,231      53,952  -88.5
      Saturn Total      19,505    23,399  -19.7      87,757      89,202   -1.6
-------------------------------------------------------------------------------
        GM Total       177,330   183,566   -7.0     787,311     844,566   -6.8
-------------------------------------------------------------------------------
                     GM Car Deliveries by Production Source
-------------------------------------------------------------------------------
GM North America *     172,628   179,554   -7.4     766,742     827,782   -7.4
-------------------------------------------------------------------------------
GM Import                4,702     4,012   12.9      20,569      16,784   22.6
-------------------------------------------------------------------------------
        GM Total       177,330   183,566   -7.0     787,311     844,566   -6.8
-------------------------------------------------------------------------------
* Includes U.S./Canada/Mexico

                                      2-1P
                       GM Car Deliveries - (United States)
                                    May 2003
-------------------------------------------------------------------------------
                                                      Calendar Year-to-Date
                         (1)       May                   January - May
                         ------------------------------------------------------
                                          %Chg
                          2003     2002   per S/D      2003      2002    %Chg
                         ------------------------------------------------------
       Selling Days (S/D)  27      26
-------------------------------------------------------------------------------
     GM Car Deliveries by Production Source and Marketing Division
-------------------------------------------------------------------------------
Buick Total             23,780    29,388  -22.1     108,930     126,324  -13.8
Cadillac Total          11,301    10,865    0.2      59,215      51,168   15.7
Chevrolet Total         75,750    66,475    9.7     313,356     323,160   -3.0
Oldsmobile Total        10,498     7,874   28.4      45,770      51,183  -10.6
Pontiac Total           31,794    41,553  -26.3     151,714     186,745  -18.8
Saturn Total            19,505    23,399  -19.7      87,757      89,202   -1.6
     GM North America
       Total*          172,628   179,554   -7.4     766,742     827,782   -7.4
-------------------------------------------------------------------------------
Cadillac Total               0        10  ***.*          15         207  -92.8
Saab Total               4,702     4,002   13.1      20,554      16,577   24.0
     GM Import Total     4,702     4,012   12.9      20,569      16,784   22.6
-------------------------------------------------------------------------------
                   GM Vehicle Deliveries by Marketing Division
-------------------------------------------------------------------------------
Buick Total             30,126    32,934  -11.9     138,804     150,817   -8.0
Cadillac Total          16,171    15,158    2.7      80,386      69,934   14.9
Chevrolet Total        250,383   219,787    9.7   1,024,432   1,101,816   -7.0
GMC Total               52,422    43,493   16.1     210,488     215,990   -2.5
HUMMER Total             2,960        45  ***.*      14,482         227  ***.*
Oldsmobile Total        13,231    10,462   21.8      56,722      67,377  -15.8
Other-Isuzu Total        1,182     1,265  -10.0       5,147       5,596   -8.0
Pontiac Total           38,540    47,344  -21.6     182,198     215,841  -15.6
Saab Total               4,702     4,002   13.1      20,554      16,577   24.0
Saturn Total            25,778    28,546  -13.0     121,379     111,105    9.2
     GM Total          435,495   403,036    4.1   1,854,592   1,955,280   -5.1
-------------------------------------------------------------------------------
* Includes US/Canada/Mexico

                                      3-1P
                      GM Truck Deliveries - (United States)
                                    May 2003
-------------------------------------------------------------------------------
                                                     Calendar Year-to-Date
                         (1)       May                   January - May
                         ------------------------------------------------------
                                          %Chg
                          2003     2002   per S/D      2003      2002    %Chg
                         ------------------------------------------------------
       Selling Days (S/D)  27      26
-------------------------------------------------------------------------------
Rendezvous               6,346     3,546   72.3      29,874      24,493   22.0
    Total Buick          6,346     3,546   72.3      29,874      24,493   22.0
-------------------------------------------------------------------------------
Escalade                 2,861     3,027   -9.0      12,631      13,821   -8.6
Escalade ESV             1,116         0  ***.*       4,613           0  ***.*
Escalade EXT               893     1,256  -31.5       3,912       4,738  -17.4
  Total Cadillac         4,870     4,283    9.5      21,156      18,559   14.0
-------------------------------------------------------------------------------
Astro                    5,063     5,371   -9.2      19,347      23,073  -16.1
C/K Suburban(Chevy)     11,318    10,395    4.8      44,682      53,866  -17.0
Chevy C/T Series            67       547  -88.2         451       2,470  -81.7
Chevy P Models & Mtr Hms     0         0  ***.*           0           0  ***.*
Chevy W Series             176       212  -20.1         895       1,048  -14.6
Express Cutaway/G Cut    1,804     1,659    4.7       7,117       7,775   -8.5
Express Panel/G Van      6,238     5,596    7.3      25,751      26,817   -4.0
Express/G Sportvan       1,682     1,866  -13.2       6,811       7,736  -12.0
Kodiak 4/5 Series          708        74  821.3       2,894         106  ***.*
Kodiak 6/7/8 Series        273         0  ***.*         883           0  ***.*
S/T Blazer               5,257     9,388  -46.1      21,976      51,894  -57.7
S/T Pickup              13,648    14,391   -8.7      57,086      67,091  -14.9
Tahoe                   19,138    17,108    7.7      70,744      81,650  -13.4
Tracker                  3,290     3,836  -17.4      14,546      17,260  -15.7
TrailBlazer             25,708    15,596   58.7      99,960      90,162   10.9
Venture                  8,184     7,430    6.1      38,081      36,134    5.4
................................................................................
     Avalanche           8,730     6,421   30.9      34,439      37,404   -7.9
     Silverado-C/K
       Pickup           63,349    53,422   14.2     265,413     274,170   -3.2
Chevrolet Fullsize
  Pickups               72,079    59,843   16.0     299,852     311,574   -3.8
................................................................................
  Chevrolet Total      174,633   153,312    9.7     711,076     778,656   -8.7
------------------------------------------------------------------------------
C/K Suburban(GMC)            0         0  ***.*           0           0  ***.*
Envoy                   12,729     6,711   82.6      47,924      36,080   32.8
GMC C/T Series             107     1,487  -93.1         963       5,911  -83.7
GMC W Series               488       247   90.3       1,817       1,691    7.5
P Models & Mtr Hms(GMC)      0         0  ***.*           0           0  ***.*
S/T Jimmy                    0        89  ***.*          52         774  -93.3
Safari (GMC)               903     1,220  -28.7       4,611       6,184  -25.4
Savana Panel/G Classic   1,761     2,095  -19.1       7,454       8,341  -10.6
Savana Special/G Cut     1,061     1,151  -11.2       4,486       4,402    1.9
Savana/Rally               307       206   43.5       1,293         970   33.3
Sierra                  17,709    15,699    8.6      75,070      79,593   -5.7
Sonoma                   3,429     4,227  -21.9      13,710      18,033  -24.0
Topkick 4/5 Series         494        33  ***.*       1,697          46  ***.*
Topkick 6/7/8 Series       460         0  ***.*       1,344           0  ***.*
Yukon                    7,318     5,661   24.5      28,266      29,781   -5.1
Yukon XL                 5,656     4,667   16.7      21,801      24,184   -9.9
     GMC Total          52,422    43,493   16.1     210,488     215,990   -2.5
-------------------------------------------------------------------------------
HUMMER H1                   49        45    4.9         277         227   22.0
HUMMER H2                2,911         0  ***.*      14,205           0  ***.*
   HUMMER Total          2,960        45  ***.*      14,482         227  ***.*
-------------------------------------------------------------------------------
Bravada                    965       867    7.2       3,897       6,970  -44.1
Silhouette               1,768     1,721   -1.1       7,055       9,224  -23.5
 Oldsmobile Total        2,733     2,588    1.7      10,952      16,194  -32.4
-------------------------------------------------------------------------------
Other-Isuzu F Series       161       148    4.8         675         768  -12.1
Other-Isuzu N Series     1,021     1,117  -12.0       4,472       4,828   -7.4
 Other-Isuzu Total       1,182     1,265  -10.0       5,147       5,596   -8.0
-------------------------------------------------------------------------------
Aztek                    3,071     2,105   40.5      14,382      11,372   26.5
Montana                  3,675     3,686   -4.0      16,102      17,724   -9.2
   Pontiac Total         6,746     5,791   12.2      30,484      29,096    4.8
-------------------------------------------------------------------------------
VUE                      6,273     5,147   17.4      33,622      21,903   53.5
   Saturn Total          6,273     5,147   17.4      33,622      21,903   53.5
-------------------------------------------------------------------------------
     GM Total          258,165   219,470   13.3   1,067,281   1,110,714   -3.9
-------------------------------------------------------------------------------
                    GM TRUCK Deliveries by Production Source
-------------------------------------------------------------------------------
GM North America *     256,838   218,195   13.4   1,061,591   1,104,739   -3.9
-------------------------------------------------------------------------------
GM Import                1,327     1,275    0.2       5,690       5,975   -4.8
-------------------------------------------------------------------------------
     GM Total          258,165   219,470   13.3   1,067,281   1,110,714   -3.9
-------------------------------------------------------------------------------
               GM Light Duty Truck Deliveries by Production Source
-------------------------------------------------------------------------------
GM North America *     254,210   215,605   13.5   1,051,190   1,093,846   -3.9
-------------------------------------------------------------------------------
GM Import                    0         0  ***.*           0           0  ***.*
-------------------------------------------------------------------------------
     GM Total          254,210   215,605   13.5   1,051,190   1,093,846   -3.9
-------------------------------------------------------------------------------
* Includes U.S./Canada/Mexico

                                      3-1P
                      GM Truck Deliveries - (United States)
                                    May 2003
-------------------------------------------------------------------------------
                                                     Calendar Year-to-Date
                         (1)       May                   January - May
                         ------------------------------------------------------
                                          %Chg
                          2003     2002   per S/D      2003      2002    %Chg
                         ------------------------------------------------------
       Selling Days (S/D)  27      26
-------------------------------------------------------------------------------
        GM TRUCK Deliveries by Production Source and Marketing Division
-------------------------------------------------------------------------------
Buick Total              6,346     3,546   72.3      29,874      24,493   22.0
Cadillac Total           4,870     4,283    9.5      21,156      18,559   14.0
Chevrolet Total        174,531   153,186    9.7     710,478     777,956   -8.7
GMC Total               52,050    43,346   15.6     209,099     214,909   -2.7
HUMMER Total             2,960        45  ***.*      14,482         227  ***.*
Oldsmobile Total         2,733     2,588    1.7      10,952      16,194  -32.4
Other-Isuzu Total          329       263   20.5       1,444       1,402    3.0
Pontiac Total            6,746     5,791   12.2      30,484      29,096    4.8
Saturn Total             6,273     5,147   17.4      33,622      21,903   53.5
    GM North America
     Total*            256,838   218,195   13.4   1,061,591   1,104,739   -3.9
-------------------------------------------------------------------------------
Chevrolet Total            102       126  -22.0         598         700  -14.6
GMC Total                  372       147  143.7       1,389       1,081   28.5
Other-Isuzu Total          853     1,002  -18.0       3,703       4,194  -11.7
    GM Import Total      1,327     1,275    0.2       5,690       5,975   -4.8
-------------------------------------------------------------------------------
     GM Light Truck Deliveries by Production Source and Marketing Division
-------------------------------------------------------------------------------
Buick Total              6,346     3,546   72.3      29,874      24,493   22.0
Cadillac Total           4,870     4,283    9.5      21,156      18,559   14.0
Chevrolet Total        173,409   152,479    9.5     705,953     775,032   -8.9
GMC Total               50,873    41,726   17.4     204,667     208,342   -1.8
HUMMER Total             2,960        45  ***.*      14,482         227  ***.*
Oldsmobile Total         2,733     2,588    1.7      10,952      16,194  -32.4
Pontiac Total            6,746     5,791   12.2      30,484      29,096    4.8
Saturn Total             6,273     5,147   17.4      33,622      21,903   53.5
    GM North America
      Total*           254,210   215,605   13.5   1,051,190   1,093,846   -3.9
-------------------------------------------------------------------------------


                 GM Light Truck Deliveries by Marketing Division
-------------------------------------------------------------------------------
Buick Total              6,346     3,546   72.3      29,874      24,493   22.0
Cadillac Total           4,870     4,283    9.5      21,156      18,559   14.0
Chevrolet Total        173,409   152,479    9.5     705,953     775,032   -8.9
GMC Total               50,873    41,726   17.4     204,667     208,342   -1.8
HUMMER Total             2,960        45  ***.*      14,482         227  ***.*
Oldsmobile Total         2,733     2,588    1.7      10,952      16,194  -32.4
Pontiac Total            6,746     5,791   12.2      30,484      29,096    4.8
Saturn Total             6,273     5,147   17.4      33,622      21,903   53.5
    GM Total           254,210   215,605   13.5   1,051,190   1,093,846   -3.9
-------------------------------------------------------------------------------

* Includes US/Canada/Mexico

                      GM Production Schedule - 06/03/03

                      GMNA
                ------------------                         Total    Memo:  JV*
Units 000s      Car*  Truck  Total   GME** GMLAAM   GMAP  Worldwide Car   Truck
                ------------------  -----  ------   ----  --------- ----  -----

-----------     ------------------  -----  ------   ----  -------
2003 Q2 #        540    830  1,370    489     135     84    2,078    19     24
O/(U) prior
forecast:@        (8)   (12)   (20)     1     (14)     2      (31)    0      0
-----------     ------------------  -----  ------   ----  -------

-----------     ------------------  -----  ------   ----  -------
2003 Q3 #        499    726  1,225    423     157    103    1,908    19     18
O/(U) prior
forecast:@         0      0      0      0       0      0        0     0      0
-----------     ------------------  -----  ------   ----  -------

===============================================================================
                      GMNA
                ------------------                         Total    Memo:  JV*
Units 000s      Car*  Truck  Total   GME** GMLAAM   GMAP  Worldwide Car   Truck
                ------------------  -----  ------   ----  --------- ----  -----

   1998
1st Qtr.         673    702  1,375    424     146     36    1,981    20      6
2nd Qtr.         615    557  1,172    479     153     39    1,843    13      8
3rd Qtr.         592    410  1,002    440     137     37    1,616    14      0
4th Qtr.         819    691  1,510    522      89     36    2,157    21      9
               -----  -----  -----  -----     ---    ---    -----   ---     --
    CY         2,699  2,360  5,059  1,864     525    148    7,596    68     23

   1999
1st Qtr.         781    725  1,506    524      93     38    2,161    20     15
2nd Qtr.         760    795  1,555    533     110     25    2,223    22     13
3rd Qtr.         660    699  1,359    427     112     47    1,945    19     11
4th Qtr.         759    694  1,453    530      97     47    2,127    21     17
               -----  -----  -----  -----     ---    ---    -----   ---     --
    CY         2,960  2,913  5,873  2,014     412    157    8,456    82     56

   2000
1st Qtr.         746    775  1,521    572     118     40    2,251    24     13
2nd Qtr.         787    781  1,568    534     140     45    2,287    19     17
3rd Qtr.         689    630  1,319    374     151     53    1,897    16     18
4th Qtr.         670    694  1,364    513     135     47    2,059    18     17
               -----  -----  -----  -----     ---    ---    -----   ---     --
    CY         2,892  2,880  5,772  1,993     544    185    8,494    77     65

   2001
1st Qtr.         581    633  1,214    538     138     51    1,941    13     14
2nd Qtr.         638    726  1,364    491     165     64    2,084    13     16
3rd Qtr.         573    665  1,238    373     146     74    1,832    11     15
4th Qtr.         573    721  1,294    441     127     67    1,929     9     16
               -----  -----  -----  -----     ---    ---    -----    --     --
    CY         2,365  2,745  5,110  1,842     575    256    7,786    46     61

   2002
1st Qtr.         600    753  1,353    456     131     65    2,005    12     11
2nd Qtr.         688    865  1,553    453     141     74    2,221    15     17
3rd Qtr.         567    740  1,307    408     132     87    1,934    19     20
4th Qtr.         601    824  1,425    453     157     81    2,116    19     24
               -----  -----  -----  -----     ---    ---    -----   ---     --
    CY         2,456  3,182  5,638  1,770     561    307    8,276    65     72

   2003
1st Qtr.         592    859  1,451    491     127     77    2,146    19     24
2nd Qtr. #       540    830  1,370    489     135     84    2,078    19     24
3rd Qtr. #       499    726  1,225    423     157    103    1,908    19     18
                ------------------  -----     ---    ---    -----

  @ Numbers may vary due to rounding
  * JOINT VENTURE - NUMMI units included in U.S. Car, HUMMER in U.S. Truck, CAMI units included in Canada Car and Truck figures.
 ** GME Production includes Saab back to 1999
  # Denotes estimate


Note: Beginning with Q1 2001, a reclassification has been made in the International regions to count vehicles as production in the region of final assembly. 1999 and 2000 data has been adjusted to reflect this reclassification.

This report is governed by the Safe Harbor language found in the Terms and Conditions on the GM Institutional Investor website.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            GENERAL MOTORS CORPORATION
                                            --------------------------
      Jine 3, 2003
      ------------
                                       By
                                            /s/Peter R. Bible
                                            --------------------------
                                            (Peter R. Bible,
                                             Chief Accounting Officer)